UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 23, 2014

BERRY PLASTICS GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	1-35672	20-5234618
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Oakley Street
Evansville, Indiana 47710
 (Address of principal executive offices / Zip Code)

(812) 424-2904
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 23, 2014 the Board of Directors of Berry Plastics Group, Inc. (the “Company”) amended Section 3.3 of the Company’s bylaws by deleting the requirement for an annual meeting of the Board of Directors on the same date as the annual meeting of stockholders.  This amendment provides for increased flexibility regarding the timing of meetings of the Board of Directors.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits.

Exhibit
Number                       Description

3.1	Amended and Restated Bylaws of the Company, as amended January 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BERRY PLASTICS GROUP, INC. (Registrant)

Dated: January 29, 2014	By:	/s/ Jason K. Greene
Jason K. Greene
Executive Vice President and GeneralCounsel